Exhibit 99.1

BIOMET ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER OF FISCAL YEAR 2010

WARSAW, Ind., April 14, 2010 – Biomet, Inc. announced today financial results for its third fiscal quarter ended February 28, 2010.

•	Net sales increased 9% (6% constant currency) to $670 million worldwide, with 6% growth in the U.S.

•	Reconstructive sales, excluding dental, increased 13% (10% constant currency) worldwide, with U.S. growth of 11%

•	Knee sales increased 17% (13% constant currency) worldwide and increased 13% in the U.S.

•	Reported net loss of $3 million improved from a net loss of $479 million for the third quarter of fiscal year 2009

•	Adjusted net income increased 53% to $67 million compared to $44 million for the third quarter of fiscal year 2009

•	Adjusted EBITDA increased 9% to $251 million, or 37.4% of net sales

Net sales increased 9% to $669.8 million during the third fiscal quarter ended February 28, 2010 from $615.0 million during the third quarter of fiscal year 2009. Excluding the effect of foreign currency, net sales increased 6% during the third quarter of fiscal year 2010.

U.S. sales increased 6% during the third quarter to $412.6 million; Europe sales increased 8% (flat at constant currency) to $181.4 million; and International (primarily Canada, South America, Mexico and the Pacific Rim) sales increased 28% (16% constant currency) to $75.8 million. Excluding dental and the impact of foreign currency, net sales during the third quarter increased 6% worldwide, 7% in the U.S., 2% in Europe, and 17% for International.

Reported operating income totaled $100.1 million during the third quarter of fiscal year 2010 compared to an operating loss during the third quarter of fiscal 2009 of $378.1 million, which included a $448.5 million impairment charge related to the goodwill and intangibles associated with our dental reconstructive business. Excluding special items, which included stock compensation expense in both periods, adjusted operating income for the third quarter increased 8% to $210.1 million, or 31.4% of net sales, compared to adjusted operating income of $193.9 million for the third quarter of fiscal year 2009.

On a reported basis, the Company recorded a net loss of $3.1 million during the third quarter of fiscal 2010 compared to a net loss of $478.7 million during the third quarter of fiscal 2009. Excluding special items, which included stock compensation expense in both periods and the impairment charge in the prior year, adjusted net income totaled $67.3 million during the third quarter of fiscal 2010 compared to adjusted net income of $44.1 million during the third quarter of fiscal year 2009.

Interest expense was $128.0 million during the third quarter compared to $132.3 million during the third quarter of fiscal year 2009, primarily due to lower interest rates on floating rate debt.

Special items (pre-tax) totaled $110.0 million during the third quarter of fiscal 2010 and included $95.6 million of non-cash amortization and depreciation expense related to the merger. Of the $14.4 million of non-merger related special items recorded during the third quarter, $4.8 million was stock compensation expense. A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Excluding special items that included stock compensation expense in both periods, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the third quarter of fiscal 2010 increased 9% to $250.7 million, or 37.4% of net sales, compared to adjusted EBITDA of $229.8 million during the third quarter of fiscal year 2009.

Free cash flow (operating cash flow minus capital expenditures) for the third quarter totaled $131.0 million compared to free cash flow of $114.3 million for the third quarter of fiscal year 2009. Unlevered free cash flow (cash flow before debt service) for the third quarter was $192.1 million compared to unlevered free cash flow for the same period last fiscal year of $171.7 million.

The Company’s reported net debt balance at February 28, 2010, was $5.855 billion with cash on hand of $167 million. From the transaction closing date of September 25, 2007, to the quarter ended February 28, 2010, reported net debt decreased by $298 million due to debt repayments of $190 million, an increase in cash of $94 million, and a $14 million decrease due to favorable foreign currency translation on the Company’s Euro denominated debt since the transaction closing date.

At February 28, 2010, the Company’s senior secured leverage ratio was 3.43 times the last twelve month’s (“LTM”) adjusted EBITDA (including run rate cost savings as defined in the Company’s Credit Agreement dated September 25, 2007), compared to 4.7 times at the merger date. At the end of the third quarter of fiscal year 2010, the net debt leverage ratio was 5.81 times LTM adjusted EBITDA (including run rate cost savings) compared to 7.7 times at the merger date.

P.O. Box 587 • Warsaw, IN 46581-0587 • Office: 574.267.6639 • www.biomet.com

Biomet’s President and Chief Executive Officer Jeffrey R. Binder remarked, “Strong market demand for Biomet’s orthopaedic reconstructive products continued to drive the Company’s sales growth during the third quarter, most notably in our knee and extremity product categories. On a constant currency basis, knee sales increased 13% worldwide, while global extremity sales grew 27%. Additionally, we recorded very strong sales growth from our international division, as we continued to successfully penetrate key markets during the quarter.”

	Third Quarter Sales Performance
	Worldwide Reported Quarter 3 - 2010	Worldwide Reported Growth %	Worldwide CC Growth %	United States Growth %

Reconstructive	$508.4	12%	8%	10%

Hips		8%	4%	3%
Knees		17%	13%	13%
Dental		3%	-1%	1%
Extremities		31%	27%	45%
Other		6%	2%	5%

Fixation	58.4	2%	0%	-3%
Spine	56.1	4%	4%	3%
Other	46.9	-7%	-9%	-7%

Total Sales	$669.8	9%	6%	6%

During the third quarter of fiscal year 2010, Biomet’s knee sales increased 13% worldwide on a constant currency basis and grew 13% in the U.S. Key products that continued to drive the strong knee sales growth included the primary and revision components of the Vanguard® Complete Knee System, E1™ Antioxidant Infused Tibial Bearings, the Signature™ Personalized Patient Care program, and Regenerex® Primary Tibial Trays.

Excluding the impact of currency, global hip sales increased 4% during the third quarter, with domestic sales growth of 3%. In the U.S., the fiscal 2010 third quarter hip sales were up against a strong growth rate from the third quarter of fiscal 2009 of 16%. Advanced technologies contributing to third quarter sales growth were E1™ Antioxidant Infused Bearings, Regenerex® Ringloc®+ Cups and Biolox delta™1 Ceramic Femoral Heads, as well as Taperloc® Microplasty® Hip Stems. In Europe, the Exceed ABT™ Advanced Bearing Technologies System2 continued to receive strong market demand during the third quarter, driven primarily by its ceramic-on-ceramic and E1™ Antioxidant Infused Bearing options.

The Company’s extremity sales increased 27% worldwide at constant currency and increased 45% in the U.S., as a result of excellent market demand for the Comprehensive® Primary, Reverse, and Fracture Shoulder Systems, the Discovery® Elbow and the ExploR® Modular Radial Head. Strong demand for the anatomical and reverse versions of the T.E.S.S. Shoulder System3 contributed to extremity sales in Europe.

Excluding the effect of currency, dental reconstructive device sales decreased 1% during the third quarter of fiscal 2010, while sales in the U.S. increased 1%. During the third quarter, dental reconstructive device sales continued to be impacted by pressure on the dental implant market due to the global economic climate, but to a lesser extent than the prior few quarters. The Encode® Complete System continued to receive favorable market acceptance worldwide during the quarter.

Fixation sales were flat worldwide on a constant currency basis during the third quarter and decreased 3% in the U.S. Double-digit growth for craniomaxillofacial fixation sales and the positive sales growth for internal fixation were offset by decreased sales of external fixation and electrical stimulation devices. The TraumaOne™ Fixation System continued to penetrate the craniomaxillofacial fixation market during the third quarter, while the OptiLock® Proximal Humeral Plating System was the key contributor to internal fixation sales growth.

During the third quarter, spine sales increased 4% worldwide at constant currency and increased 3% in the U.S. Sales growth in the spine hardware and orthobiologics product category was impacted by a slight decrease in spinal stimulation sales. Key spine products during the third quarter included the Solitaire™ PEEK Anterior Spine System, the C-Thru™ Small Stature PEEK-OPTIMA®4 Spacer, the ESL® PEEK-OPTIMA®4 Posterior Spacer, the Polaris™ Deformity System and the MaxAn™ Anterior Cervical Plate System5; as well as the Synergy™ Spinal System in Europe.

Sales of “other” products decreased 9% worldwide at constant currency during the third quarter and decreased 7% in the U.S. High single-digit sales growth for sports medicine products was more than offset by decreased sales of softgoods and bracing products. Sports medicine products that contributed to sales growth during the quarter were the ToggleLoc™ Femoral Fixation Device with ZipLoop™ Technology, the ZipTight™ Fixation System, the ComposiTCP™ Interference Screw and the MicroMax™ Flex Suture Anchor.

[1]	Biolox delta™ is a trademark of CeramTec AG.
[2]	The Exceed ABT™ Advanced Bearing Technologies System is not available for sale in the United States.
[3]	The T.E.S.S. Shoulder System is not available for sale in the United States.
[4]	PEEK-OPTIMA® is a registered trademark of Invibio® Biomaterial Solutions.
[5]	The MaxAn™ Anterior Cervical Plate System incorporates technology developed by Gary K. Michelson, M.D.

All trademarks herein are the property of Biomet, Inc. or its subsidiaries unless otherwise indicated.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and nine months ended February 28, 2010 and 2009 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the merger referenced below.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Merger

Biomet Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., on September 25, 2007, which we refer to in this press release as the “merger date.” LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding dental sales and/or the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, free cash flow, unlevered free cash flow, net debt, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies), gross profit as adjusted, selling, general and administrative expense as adjusted, and research and development expense as adjusted. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in this press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our bank agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation and payments, payments to distributors that are not in the ordinary course of business, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended February 28, 2010 and February 28, 2009

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$508.4	$453.8	12%	8%
Fixation	58.4	57.0	2%	—%
Spine	56.1	53.8	4%	4%
Other	46.9	50.4	(7)%	(9)%

Total Sales	$669.8	$615.0	9%	6%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	12%	(4)%	8%	2%	10%
Hips	8%	(4)%	4%
Knees	17%	(4)%	13%
Extremities	31%	(4)%	27%
Dental	3%	(4)%	(1)%
Other	6%	(4)%	2%
Fixation	2%	(2)%	—%
Spine	4%	—%	4%
Other	(7)%	(2)%	(9)%

Total	9%	(3)%	6%	—%	6%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Product Net Sales*

Nine Month Period Ended February 28, 2010 and February 28, 2009

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$1,499.6	$1,383.2	8%	7%
Fixation	175.3	175.5	—%	(1)%
Spine	174.2	160.4	9%	9%
Other	146.4	145.7	1%	—%

Total Sales	$1,995.5	$1,864.8	7%	6%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	8%	(1)%	7%	3%	10%
Hips	6%	(1)%	5%
Knees	12%	(1)%	11%
Extremities	26%	—%	26%
Dental	(4)%	(1)%	(5)%
Other	10%	(1)%	9%
Fixation	—%	(1)%	(1)%
Spine	9%	—%	9%
Other	1%	(1)%	—%

Total	7%	(1)%	6%	2%	8%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Three Month Period Ended February 28, 2010 and February 28, 2009

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$412.6	$387.9	6%	6%
Europe	181.4	167.8	8%	—%
International	75.8	59.3	28%	16%

Total Sales	$669.8	$615.0	9%	6%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
United States	6%	—%	6%	1%	7%
Europe	8%	(8)%	—%	2%	2%
International	28%	(12)%	16%	1%	17%

Total	9%	(3)%	6%	—%	6%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Nine Month Period Ended February 28, 2010 and February 28, 2009

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$1,220.9	$1,135.9	7%	7%
Europe	542.4	532.6	2%	1%
International	232.2	196.3	18%	13%

Total Sales	$1,995.5	$1,864.8	7%	6%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
United States	7%	—%	7%	1%	8%
Europe	2%	(1)%	1%	3%	4%
International	18%	(5)%	13%	(1)%	12%

Total	7%	(1)%	6%	2%	8%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009

Net sales	$669.8	$615.0
Cost of sales	194.7	186.1

Gross profit	475.1	428.9
Gross profit percentage	70.9%	69.7%

Selling, general and administrative	256.1	244.0
Research and development	26.6	20.0
Amortization	92.3	94.5
Goodwill and intangible assets impairment charge	—	448.5

Operating income (loss)	100.1	(378.1)
Percentage of Sales	14.9%	-61.5%

Other expense (income), net	(4.0)	9.7
Interest expense	128.0	132.3

Loss before income taxes	(23.9)	(520.1)

Income taxes	(20.8)	(41.4)

Tax rate	87.0%	8.0%

Net loss	$(3.1)	$(478.7)

Percentage of Sales	-0.5%	-77.8%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009

Net sales	$1,995.5	$1,864.8
Cost of sales	593.6	562.5

Gross profit	1,401.9	1,302.3
Gross profit percentage	70.3%	69.8%

Selling, general and administrative	769.5	752.2
Research and development	76.7	66.9
Amortization	282.4	275.8
Goodwill and intangible assets impairment charge	—	448.5

Operating income (loss)	273.3	(241.1)
Percentage of Sales	13.7%	-12.9%

Other expense (income), net	(18.9)	30.3
Interest expense	389.6	412.6

Loss before income taxes	(97.4)	(684.0)

Income taxes	(64.3)	(105.7)

Tax rate	66.0%	15.5%

Net loss	$(33.1)	$(578.3)

Percentage of Sales	-1.7%	-31.0%

BIOMET, INC.

Other Financial Information

Operating Income, as reported to Operating Income, as adjusted

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009

Operating income (loss), as reported	$100.1	$(378.1)
Purchase accounting depreciation	4.4	4.4
Purchase accounting amortization	91.2	94.5
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	4.8	7.5
Litigation settlements and reserves and other legal fees	2.9	3.7
Operational restructuring	1.6	5.1
Consulting expenses related to operational improvement initiatives, and other related costs	2.5	3.6
Sponsor fee	2.6	2.2
Other	—	2.5

Operating income, as adjusted*	$210.1	$193.9

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Operating Income, as reported to Operating Income, as adjusted

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009

Operating income (loss), as reported	$273.3	$(241.1)
Purchase accounting depreciation	13.3	13.4
Purchase accounting amortization	279.4	275.8
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	14.3	26.3
Distributor agreements	—	2.0
Litigation settlements and reserves and other legal fees	8.1	18.7
Operational restructuring	16.3	9.9
Consulting expenses related to operational improvement initiatives, and other related costs	11.1	12.6
Sponsor fee	7.5	6.7
Other	—	4.1

Operating income, as adjusted*	$623.3	$576.9

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Loss to EBITDA, as reported

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009

Net loss, as reported	$(3.1)	$(478.7)
Depreciation	43.9	40.3
Amortization	92.3	94.5
Interest expense	128.0	132.3
Other (income) expense, net	(4.0)	9.7
Income taxes	(20.8)	(41.4)

EBITDA, as reported*	$236.3	$(243.3)

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Loss to EBITDA, as reported

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009

Net loss, as reported	$(33.1)	$(578.3)
Depreciation	133.4	120.4
Amortization	282.4	275.8
Interest expense	389.6	412.6
Other (income) expense, net	(18.9)	30.3
Income taxes	(64.3)	(105.7)

EBITDA, as reported*	$689.1	$155.1

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

EBITDA, as reported to EBITDA, as adjusted

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009

Operating income (loss), as reported	$100.1	$(378.1)
Depreciation	43.9	40.3
Amortization	92.3	94.5

EBITDA, as reported*	$236.3	$(243.3)

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	4.8	7.5
Litigation settlements and reserves and other legal fees	2.9	3.7
Operational restructuring	1.6	5.1
Consulting expenses related to operational improvement initiatives, and other related costs	2.5	3.6
Sponsor fee	2.6	2.2
Other	—	2.5

EBITDA, as adjusted*	$250.7	$229.8

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

EBITDA, as reported to EBITDA, as adjusted

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009

Operating income (loss), as reported	$273.3	$(241.1)
Depreciation	133.4	120.4
Amortization	282.4	275.8

EBITDA, as reported*	$689.1	$155.1

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	14.3	26.3
Distributor agreements	—	2.0
Litigation settlements and reserves and other legal fees	8.1	18.7
Operational restructuring	16.3	9.9
Consulting expenses related to operational improvement initiatives, and other related costs	11.1	12.6
Sponsor fee	7.5	6.7
Other	—	4.1

EBITDA, as adjusted*	$746.4	$683.9

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Reconciliation of GAAP Consolidated Net Loss to

Non-GAAP Adjusted Consolidated Net Income

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009
Net loss, as reported	$(3.1)	$(478.7)
Purchase accounting depreciation	4.4	4.4
Purchase accounting amortization	91.2	94.5
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	4.8	7.5
Litigation settlements and reserves and other legal fees	2.9	3.7
Operational restructuring	1.6	5.1
Consulting expenses related to operational improvement initiatives, and other related costs	2.5	3.6
Sponsor fee	2.6	2.2
Other	—	2.5
Tax effect on special and purchase accounting items	(39.6)	(49.2)

Net income, as adjusted*	$67.3	$44.1

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Reconciliation of GAAP Consolidated Net Loss to

Non-GAAP Adjusted Consolidated Net Income

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009
Net loss, as reported	$(33.1)	$(578.3)
Purchase accounting depreciation	13.3	13.4
Purchase accounting amortization	279.4	275.8
Goodwill and intangible assets impairment charge	—	448.5
Share-based payment	14.3	26.3
Distributor agreements	—	2.0
Litigation settlements and reserves and other legal fees	8.1	18.7
Operational restructuring	16.3	9.9
Consulting expenses related to operational improvement initiatives, and other related costs	11.1	12.6
Sponsor fee	7.5	6.7
Other	—	4.1
Tax effect on special and purchase accounting items	(125.6)	(147.9)

Net income, as adjusted*	$191.3	$91.8

* See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Senior Secured Leverage Ratio

(in millions, unaudited)

	February 28, 2010
Senior Secured Debt:

USD Term Loan B	$2,287.3
EUR Term Loan B	1,166.2
Asset Based Revolver	—
Cash Flow Revolver	—

Consolidated Senior Secured Debt	$3,453.5	A

Consolidated Total Debt	$6,022.3	C
Cash	(167.4)

Net Debt*	$5,854.9	D

LTM EBITDA:*

Quarter 4 Fiscal 2009 EBITDA	242.5
Quarter 1 Fiscal 2010 EBITDA	230.3
Quarter 2 Fiscal 2010 EBITDA	265.4
Quarter 3 Fiscal 2010 EBITDA	250.7
“Run Rate” Cost Savings**	18.2

LTM EBITDA	$1,007.1	B

Senior Secured Leverage Ratio	3.43	A /B
Total Leverage Ratio	5.98	C /B
Total Leverage Ratio (Net Debt)	5.81	D /B
Excluding Cost Savings	5.92

*	See Non-GAAP Financial Measures Disclosure Above
**	As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Balance Sheets

(in millions)

	(Unaudited) February 28, 2010	May 31, 2009
Assets
Cash and cash equivalents	$167.4	$215.6
Accounts receivable, net	522.7	511.1
Income tax receivable	16.7	20.0
Inventories	536.8	523.9
Current deferred income taxes	78.2	78.4
Prepaids and other current assets	46.1	39.1
Property, plant and equipment, net	650.0	636.1
Intangible assets, net	5,402.5	5,680.0
Goodwill	4,794.9	4,780.5
Other assets	107.1	116.2

Total Assets	$12,322.4	$12,600.9

Liabilities and Shareholder’s Equity
Current liabilities	$540.8	$550.0
Short-term borrowings	37.0	81.2
Long-term debt	5,985.3	6,131.5
Deferred income taxes, long-term	1,708.0	1,816.3
Other long-term liabilities	185.8	181.6
Shareholder’s equity	3,865.5	3,840.3

Total Liabilities and Shareholder’s Equity	$12,322.4	$12,600.9

Net Debt (a)*	$5,854.9	$5,997.1

(a)	Net debt is the sum of total debt less cash and cash equivalents and short-term investments.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Nine Months Ended February 28, 2010
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net loss	$(22.8)	$(7.2)	$(3.1)	$(33.1)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	136.6	143.0	136.2	415.8
Amortization of deferred financing costs	2.8	2.8	2.9	8.5
Stock based compensation expense	5.2	4.3	4.8	14.3
Recovery for doubtful accounts receivable	(5.2)	(0.6)	(4.0)	(9.8)
Loss (gain) on sale of investments, net	(0.8)	(0.4)	(1.8)	(3.0)
Provision (recovery) for inventory obsolescence	6.5	2.3	(5.0)	3.8
Deferred income taxes	(47.1)	(30.7)	(26.8)	(104.6)
Other	(1.1)	6.2	4.0	9.1
Changes in operating assets and liabilities:
Accounts receivable	19.8	(47.5)	13.9	(13.8)
Inventories	(22.5)	(9.4)	(4.0)	(35.9)
Prepaid expenses	(4.4)	(1.8)	(1.2)	(7.4)
Accounts payable	(3.0)	(6.1)	(12.0)	(21.1)
Income tax receivable (payable)	14.6	8.3	(3.3)	19.6
Accrued interest	70.0	(70.6)	64.9	64.3
Other	(93.1)	33.0	6.4	(53.7)

Net cash provided by operating activities	55.5	25.6	171.9	253.0

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from sales of investments	3.4	2.9	9.8	16.1
Purchases of investments	(1.8)	(2.0)	(9.5)	(13.3)
Net proceeds from sale of property and equipment	—	—	0.5	0.5
Capital expenditures	(53.9)	(52.1)	(40.9)	(146.9)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(9.8)

Net cash used in investing activities	(54.7)	(57.8)	(40.9)	(153.4)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	20.1	—	0.2	20.3
Payments under revolving credit agreements	(1.3)	(66.7)	(0.4)	(68.4)
Payments under senior secured credit facility	(8.9)	(9.0)	(9.1)	(27.0)
Proceeds under asset-based revolver	—	—	(65.2)	(65.2)
Repurchases of senior notes	—	—	(8.7)	(8.7)
Equity:
Repurchase of common shares	(0.6)	(0.5)	(0.4)	(1.5)

Net cash provided by (used in) financing activities	9.3	(76.2)	(83.6)	(150.5)
Effect of exchange rate changes on cash	0.7	(0.4)	2.4	2.7

Increase (decrease) in cash and cash equivalents	10.8	(108.8)	49.8	(48.2)
Cash and cash equivalents, beginning of period	215.6	226.4	117.6	215.6

Cash and cash equivalents, end of period	$226.4	$117.6	$167.4	$167.4

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2009
	Three Months Ended August 31, 2008	Three Months Ended November 30, 2008	Three Months Ended February 28, 2009	Nine Months Ended February 28, 2009
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(59.9)	$(39.7)	$(478.7)	$(578.3)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	131.4	130.0	134.8	396.2
Amortization of deferred financing costs	2.8	2.9	2.8	8.5
Goodwill and intangible assets impairment charge	—	—	448.5	448.5
Stock based compensation expense	7.2	11.6	7.5	26.3
Provision (recovery) for doubtful accounts receivable	5.9	(9.4)	(3.9)	(7.4)
Loss and impairment on investments, net	2.9	3.6	7.1	13.6
Provision (recovery) for inventory obsolescence	8.2	(7.8)	0.5	0.9
Deferred income taxes	(31.6)	(38.1)	(76.3)	(146.0)
Other	0.7	(0.8)	4.0	3.9
Changes in operating assets and liabilities:
Accounts receivable	(1.4)	(39.1)	(4.1)	(44.6)
Inventories	(26.6)	1.1	2.8	(22.7)
Prepaid expenses	6.0	(8.6)	3.7	1.1
Accounts payable	(17.7)	11.0	(0.2)	(6.9)
Income tax receivable (payable)	(8.2)	2.5	58.1	52.4
Accrued interest	68.8	(69.6)	60.1	59.3
Other	(22.6)	32.1	(17.9)	(8.4)

Net cash provided by (used in) operating activities	65.9	(18.3)	148.8	196.4

CASH FLOWS USED IN INVESTING ACTIVITIES:
Capital expenditures	(41.0)	(51.9)	(34.5)	(127.4)
Acquisitions, net of cash acquired	(2.0)	(0.2)	(7.3)	(9.5)

Net cash used in investing activities	(43.0)	(52.1)	(41.8)	(136.9)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	3.9	186.8	20.3	211.0
Payments under revolving credit agreements	(0.7)	(16.1)	(6.7)	(23.5)
Payments under senior secured credit facility	(9.3)	(8.9)	(8.7)	(26.9)
Equity:
Capital Contributions	0.2	1.7	1.8	3.7
Repurchase of common shares	(0.2)	(0.4)	(0.1)	(0.7)

Net cash provided by (used in) financing activities	(6.1)	163.1	6.6	163.6
Effect of exchange rate changes on cash	(1.0)	(6.8)	(3.6)	(11.4)

Increase in cash and cash equivalents	15.8	85.9	110.0	211.7
Cash and cash equivalents, beginning of period	127.6	143.4	229.3	127.6

Cash and cash equivalents, end of period	$143.4	$229.3	$339.3	$339.3

BIOMET, INC.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Nine Months Ended February 28, 2010
Net loss	$(22.8)	$(7.2)	$(3.1)	$(33.1)
Adjustments:
Depreciation and amortization	136.6	143.0	136.2	415.8
Amortization of deferred financing costs	2.8	2.8	2.9	8.5
Stock based compensation expense	5.2	4.3	4.8	14.3
Recovery for doubtful accounts receivable	(5.2)	(0.6)	(4.0)	(9.8)
Loss (gain) on sale of investments, net	(0.8)	(0.4)	(1.8)	(3.0)
Provision (recovery) for inventory obsolescence	6.5	2.3	(5.0)	3.8
Deferred income taxes	(47.1)	(30.7)	(26.8)	(104.6)
Other	(1.1)	6.2	4.0	9.1

TOTAL	74.1	119.7	107.2	301.0

Changes In:
Accounts receivables	19.8	(47.5)	13.9	(13.8)
Inventories	(22.5)	(9.4)	(4.0)	(35.9)
Prepaid expenses	(4.4)	(1.8)	(1.2)	(7.4)
Accounts payable	(3.0)	(6.1)	(12.0)	(21.1)
Income tax receivable (payable)	14.6	8.3	(3.3)	19.6
Accrued Interest	70.0	(70.6)	64.9	64.3
Other	(93.1)	33.0	6.4	(53.7)

Cash From Operations	$55.5	$25.6	$171.9	$253.0

Capital expenditures	(53.9)	(52.1)	(40.9)	(146.9)

Free Cash Flow	$1.6	$(26.5)	$131.0	$106.1

Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(9.8)
Proceeds from sales of investments	3.4	2.9	9.8	16.1
Purchases of investments	(1.8)	(2.0)	(9.5)	(13.3)
Loss on bond repurchase	—	—	(0.7)	(0.7)
Proceeds from sale of property and equipment	—	—	0.5	0.5
Repurchase of common shares	(0.6)	(0.5)	(0.4)	(1.5)
Add back: cash paid for interest	58.9	198.2	59.8	316.9
Effect of exchange rates on cash	0.7	(0.4)	2.4	2.7

Unlevered Free Cash Flow (1)	$59.8	$165.1	$192.1	$417.0

(1)	Free cash flow (FCF) that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.

BIOMET, INC.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2009
	Three Months Ended August 31, 2008	Three Months Ended November 30, 2008	Three Months Ended February 28, 2009	Nine Months Ended February 28, 2009
Net loss	$(59.9)	$(39.7)	$(478.7)	$(578.3)
Adjustments:
Depreciation and amortization	131.4	130.0	134.8	396.2
Amortization of deferred financing costs	2.8	2.9	2.8	8.5
Goodwill and intangible assets impairment charge	—	—	448.5	448.5
Stock based compensation expense	7.2	11.6	7.5	26.3
Provision (recovery) for doubtful accounts receivable	5.9	(9.4)	(3.9)	(7.4)
Loss and impairment on investments, net	2.9	3.6	7.1	13.6
Provision (recovery) for inventory obsolescence	8.2	(7.8)	0.5	0.9
Deferred income taxes	(31.6)	(38.1)	(76.3)	(146.0)
Other	0.7	(0.8)	4.0	3.9

TOTAL	67.6	52.3	46.3	166.2

Changes In:
Accounts receivables	(1.4)	(39.1)	(4.1)	(44.6)
Inventories	(26.6)	1.1	2.8	(22.7)
Prepaid expenses	6.0	(8.6)	3.7	1.1
Accounts payable	(17.7)	11.0	(0.2)	(6.9)
Income tax receivable (payable)	(8.2)	2.5	58.1	52.4
Accrued Interest	68.8	(69.6)	60.1	59.3
Other	(22.6)	32.1	(17.9)	(8.4)

Cash From Operations	$65.9	$(18.3)	$148.8	$196.4

Capital expenditures	(41.0)	(51.9)	(34.5)	(127.4)

Free Cash Flow	$24.9	$(70.2)	$114.3	$69.0

Acquisitions, net of cash acquired	(2.0)	(0.2)	(7.3)	(9.5)
Capital contributions	0.2	1.7	1.8	3.7
Repurchase of common shares	(0.2)	(0.4)	(0.1)	(0.7)
Add back: cash paid for interest	69.1	274.6	66.6	343.7
Effect of exchange rates on cash	(1.0)	(6.8)	(3.6)	(11.4)

Unlevered Free Cash Flow (1)	$91.0	$198.7	$171.7	$394.8

(1)	Free cash flow (FCF) that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.

BIOMET, INC.

Other Financial Information

Gross Profit, as reported to Gross Profit, as adjusted

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009
Gross profit, as reported	$475.1	$428.9
Purchase accounting depreciation	4.4	4.4
Share-based payment	0.3	0.6
Litigation settlements and reserves and other legal fees	(5.8)	0.7
Operational restructuring	1.0	0.9
Consulting expenses related to operational improvement initiatives, and other related costs	1.9	2.5

Gross profit, as adjusted*	$476.9	$438.0

Net sales	$669.8	$615.0
Gross profit margin, as reported	70.9%	69.7%
Gross profit margin, as adjusted*	71.2%	71.2%

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Gross Profit, as reported to Gross Profit, as adjusted

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009
Gross profit, as reported	$1,401.9	$1,302.3
Purchase accounting depreciation	13.3	13.4
Share-based payment	1.2	2.1
Litigation settlements and reserves and other legal fees	(6.9)	6.0
Operational restructuring	10.8	1.2
Consulting expenses related to operational improvement initiatives, and other related costs	7.7	5.9

Gross profit, as adjusted*	$1,420.3	$1,325.0

Net sales	$1,995.5	$1,864.8
Gross profit margin, as reported	70.3%	69.8%
Gross profit margin, as adjusted*	71.2%	71.1%

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009
Selling, general and administrative expense, as reported	$256.1	$244.0
Share-based payment	(3.9)	(6.1)
Distributor agreements	—	—
Litigation settlements and reserves and other legal fees	(8.7)	(3.9)
Operational restructuring	(0.5)	(4.2)
Consulting expenses related to operational improvement initiatives, and other related costs	(0.6)	(1.1)
Sponsor fee	(2.6)	(2.2)
Other	—	(2.5)

Selling, general and administrative expense, as adjusted*	$239.8	$224.0

Net sales	$669.8	$615.0
SG&A as a percent of sales, as reported	38.2%	39.7%
SG&A as a percent of sales, as adjusted*	35.8%	36.4%

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009
Selling, general and administrative expense, as reported	$769.5	$752.2
Share-based payment	(11.3)	(21.1)
Distributor agreements	—	(2.0)
Litigation settlements and reserves and other legal fees	(16.1)	(13.6)
Operational restructuring	(5.2)	(8.7)
Consulting expenses related to operational improvement initiatives, and	(3.4)	(6.7)
other related costs
Sponsor fee	(7.5)	(6.7)
Other	—	(4.1)

Selling, general and administrative expense, as adjusted*	$726.0	$689.3

Net sales	$1,995.5	$1,864.8
SG&A as a percent of sales, as reported	38.6%	40.3%
SG&A as a percent of sales, as adjusted*	36.4%	37.0%

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Three Months Ended February 28, 2010	Three Months Ended February 28, 2009
Research and development expense, as reported	$26.6	$20.0
Share-based payment	(0.6)	(0.8)
Litigation settlements and reserves and other legal fees	—	0.9
Operational restructuring	(0.1)	—

Research and development expense, as adjusted*	$25.9	$20.1

Net sales	$669.8	$615.0
R&D as a percent of sales, as reported	4.0%	3.3%
R&D as a percent of sales, as adjusted*	3.9%	3.3%

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Nine Months Ended February 28, 2010	Nine Months Ended February 28, 2009
Research and development expense, as reported	$76.7	$66.9
Share-based payment	(1.8)	(3.1)
Litigation settlements and reserves and other legal fees	1.1	0.9
Operational restructuring	(0.3)	—

Research and development expense, as adjusted*	$75.7	$64.7

Net sales	$1,995.5	$1,864.8
R&D as a percent of sales, as reported	3.8%	3.6%
R&D as a percent of sales, as adjusted*	3.8%	3.5%

*	See Non-GAAP Financial Measures Disclosure Above